EXHIBIT 99.1

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INVESTOR FACT SHEET                                                  OTCBB: YPNT
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YP.COM

COMPANY PROFILE
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YP.NET, INC. is a leading provider of Internet-based yellow page services. The
Company's web site contains listings for approximately 18 million businesses in the United States. The Company's mission is to be the Internet yellow pages of choice by offering its customers more content through proprietary technology and partnerships.

The Company's primary source of revenue is its Internet Advertising Package that includes a Mini-Webpage(TM) easily found through the preferred listings on the YP.Com web site. This web site is available via desktop, laptop, PDA or cell phone devices. Such Preferred Listings appear in a priority position with bolder graphics and other useful features.

YP.NET, INC.'S principal goals are:

- To maintain our number one position in paying customer count in the Internet Yellow Page market.
- To continue to provide superior financial performance in such key areas as revenue and EPS growth, margins and return on shareholder's equity.
- To increase exposure of the Company's business model and financial performance.
- To obtain a broader shareholder base and a fair market valuation for our common stock.

The remainder of this Fact Sheet elaborates further on this profile.

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                          America's Online Yellow Pages
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YP.NET INC. INVESTMENT INCENTIVES
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FISCAL 2003

- Revenue growth of 144% from the previous year with a 125% increase in customer count
-    Operating income growth of 227%
-    Net income growth of 114%
-    EPS growth of 100%
-    Operating margin improvement to 30% from 22%
-    A return on average stockholders equity of 60%
-    Net income margin of 26%
-    A high level of working capital
-    Negligible debt
-    Operating cash flow that has quadrupled


FIRST QUARTER FISCAL 2004

- Revenue growth of 152% from the comparable quarter of the previous year with an 84% increase in customer count
-    Operating income growth of 166%
-    Net income growth of 200%
-    EPS growth of 250%
-    Operating margin improvement to 34% from 32%
-    Net income margin of 24% up from 20%
-    Operating cash flow up 24%
-    A return on average stockholders equity of 64%
-    Working capital that has more than doubled
-    Negligible debt


ATTRACTIVE INVESTMENT CHARACTERISTICS
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-    A leading position in the fast growing Internet Services industry
-    A recurring revenue stream
-    A high growth/high margin/high ROI business model with pricing power
-    A price to earnings multiple which is below market averages
-    An extremely low P/E to growth (PEG) ratio
-    A market capitalization which has quickly grown to over $150 million
-    Increasing share in a large potential market
-    A dividend of $0.01 per quarter


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KEY INVESTOR FACTS
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-    Traded on the OTCBB Market under the symbol YPNT
-    Shares outstanding 48.8 million on 02/10/2004
-    YPNT stock price has outperformed all indices through 2003
-    Fifty two week stock price range $0.14 - $4.69 per share
-    Market capitalization of over $150 million
-    Average 50 day volume approximately 600 thousand shares



INVESTOR CONTACT
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Roger H. Bedier                         Phone: 480.325.4339
4840 E. Jasmine Street, Suite 105       Fax: 480.654.9729
Mesa, AZ 85205                          Email: rogerb@ypcorp.com


Date Revised: 02/12/2004


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INVESTOR FACT SHEET
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INITIATIVES / MILESTONES
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JANUARY 2004
- Launched m.YP.Com yellow page portal for mobile users to access the Company's listings on Palm, PDA's and cell phones

DECEMBER 2003
- Reached a level of 283,000 in activated customer count and 253,000 in paying customer count, which we believe makes us the market leader in the industry

OCTOBER 2003
- Signed an agreement with go2 Directory Systems to display the Company's yellow page listings in their online and wireless distribution networks

- Executed an exclusive agreement with SurfNet Media Group to utilize their patented technology for online streaming media

JULY 2003
-    Obtained the exclusive use of the YP.Com domain name

MAY 2003
- Entered into an agreement with Switchboard, Incorporated to display the Company's yellow page listings in their distribution network

- Entered into an agreement with Palm that allows Palm users to search YP.Net, Inc.'s Internet yellow pages

APRIL 2003
- Introduced "Click2Call", an automated dialing feature which enables users to contact its customers for free from their web browser

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THE HIGH GROWTH INTERNET YELLOW PAGES INDUSTRY
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An increasingly mobile and computer sophisticated population is accessing the yellow pages by way of the Internet at a sharply increasing rate. According to
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the Kelsey Group, an independent market research firm, Approximately 30% of
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inquiries were conducted via digital/interactive means in 2002 compared with 15%
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in 2001 and 9% in 2000.
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INTERNET USAGE PROVIDES THE FOLLOWING MAJOR ADVANTAGES OVER THE PRINTED YELLOW
PAGES:

-    More current and extensive listing information.
-    Quick access to business listings across the nation from any location.
- Fast and easy searching via desktop computer, laptop computer, personal digital assistant (PDA) and, most recently, cellular phone.


ADVANTAGES OF AN INTERNET YELLOW PAGE LISTING TO THE BUSINESS ADVERTISERS ARE:

-    Lower cost for a given level of content.
-    Flexibility to change the content of the listing at any time.
-    The service benefits described below.


According to the Kelsey Group, total offline and online advertising revenues are expected to grow at an annual rate of seven percent and reach an estimated $21.3 billion by 2008. However, the report estimates the online and wireless directory
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segment of this market will grow at an annual rate of 59% from $0.5 billion in
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2003 to $5.2 billion by 2008 and increase its share of the overall advertising
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market from 3% to 25%.
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Within this growth environment YP.Net is distinguished by the following factors which have made it the market leader in customer count:

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SERVICE BENEFITS
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YP.NET'S INTERNET ADVERTISING PACKAGE INCLUDES:

- A Mini-Webpage(TM) with a business description detailed enough to allow buying decisions while concise enough to be displayed on hand-held devices
-    A high priority listing with bold graphics and search reference
-    Door to door mapping services
-    A free phone call feature from the user to the business
-    Free links to the customer's email and web site
-    Information made available to anyone in the world

COMPETITIVE ADVANTAGES
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THE PRINCIPAL COMPETITIVE ADVANTAGES OF YP.NET ARE:

- An effective but low cost marketing program through its use of direct mail and incentives for targeted customers
- Customer account payment through local telephone billing, credit card or direct bank debit.
- A corporate name and logo that is easily recognized by the yellow page searcher
- Marketing relationships with partners such as Overture, Switchboard, My Area Guide, and go2 generating almost 170 million page views per month

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                                                                     OTCBB: YPNT
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          YPNT BUSINESS MODEL CONTINUES TO PROVIDE OUTSTANDING FINANCIAL
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               PERFORMANCETHROUGH THE FIRST QUARTER OF FISCAL 2004
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      Paying Customer Count (up 84%)         Cash Flow from Operation (up 300%)
                                                   Year/Year (up 300%) and
                                                      Qtr/Qtr (up 24%)

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                Revenues                     Improving Operating Income Margins
         Year/Year (up 144%) and
            Qtr/Qtr (up 152%)

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             Operating Income                           Total Assets
         Year/Year (up 227%) and                   Year/Year (up 109%) and
            Qtr/Qtr (up 166%)                         Qtr/Qtr (up 144%)

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            Net Income and EPS                   Stockholder Equity (up 131%)
       Year/Year (up 114% and (100%)                Market Cap (up 3900%)
          Qtr/Qtr (up 200 and 250%)

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INVESTOR FACT SHEET                                                  OTCBB: YPNT
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               YPNT VALUATION IS MODEST DESPITE PRICE APPRECIATION
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YPNT Stock Price Has Sharply Outperformed      YPNT has Outperformed its Peer
All Indices Including Dow Jones Internet              Group in Price
                Services

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In Spite of Rapid EPS Growth YPNT Price /       YPNT's Price/Earning Ratio is
   Earnings Ratio is Modest Compared to      Substantially Under its Peer Group
              Major Indices

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(1)  PEER GROUP: SWBD- Switchboard, Inc. - FWHT- FindWhat.com - ASKJ- Ask
     Jeeves, Inc. - INSP- InfoSpace, Inc.


DISCLAIMER
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This fact sheet contains statements that are forward-looking as that term is defined by the United States Private Securities Litigation Reform Act of 1995. These statements are based on current expectations that are subject to risks and uncertainties.

Actual results may differ from such statements due to numerous factors including those described in YP.Net's registration statements and periodic reports files with the Securities and Exchange Commission.


WEB SITE ADDRESS
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Users can access our web site and yellow page directory through the following most commonly used domain names:

-    www.yp.com
-    www.yp.net
-    www.yellow-page.net


INVESTOR CONTACT
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Roger H. Bedier                     Phone: 480.325.4339
4840 E. Jasmine Street, Suite 105   Fax: 480.654.9729                     YP.COM
Mesa, AZ 85205                      Email: rogerb@ypcorp.com



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